
NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Investor Presentation

usio.com

USIO
Nasdaq Listed

FORWARD LOOKING STATEMENTS

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including risks related to the COVID-19 pandemic and its effect on the economy, risks related to the realization of the anticipated opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2019. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of January 29, 2021 unless indicated otherwise.



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usio

IMS ACQUISITION
USIO OUTPUT SOLUTIONS

- Usio acquired the assets of IMS on December 15, 2020 for cash consideration of $5.9mm and a total of 945,559 warrants, vesting in three annual installments of 315,200 each on the first and second anniversary and 315,199 on the third anniversary of the issue date, at a strike price of $4.23.
- IMS is now called **Usio Output Solutions.**
- IMS is an established provider of electronic bill presentment, document composition, document decomposition and printing and mailing services.
- IMS serves hundreds of customers representing a wide range of industry verticals, including:
  - Utilities
  - Financial Institutions
  - City and County Tax Entities
- Projected to add **$13mm of revenue and $1mm of EBITDA in 2021**

Company **Overview**

USIO (NASDAQ: USIO) is an emerging leader in the FinTech landscape, with solutions in **Payment Facilitation, ACH, Prepaid Cards Issuing, Print & Mail and Electronic Bill Presentment and Payment (EBPP)**

USIO's innovative and proprietary payment enablement technology serves Integrated Software Vendors (ISVs) and enterprise level merchants nationwide in traditionally "bill-centric" verticals.

Share Price: $3.82
Market Cap: $95.4mm
Shares Outstanding: 24.97mm
Cash (9/30): $11.4 MM
Total Debt: $0

On Pace for Record FY'20 Revenues

25%
3-Year CAGR
2017-2019



Annual Revenue
30
25
20
15
10
5
0
$12.08
$14.57
$24.0
$28.2
$22.9*
2016
2017
2018
2019
2020

*Through Sept. 30, 2020

TRANSACTIONS
PROCESSED PER YEAR



Millions
18
16
14
12
10
8
6
4
2
0
13
14.2
12.3
10.9
14.3
15.4
18.2
2014
2015
2016
2017
2018
2019
2020
Transactions

DOLLARS
PROCESSED PER YEAR



$3500
$3000
$2500
$2000
$1500
$1000
$500
$0
Millions
$2,978
$3,300
$2,916
$2,830
$3,400
$3,540
$3,340
2014
2015
2016
2017
2018
2019
2020
Dollars

While total volume in 2020 decreased from 2019, **both Card and Prepaid showed increases** vs Q4 2019.

Credit Card Volume Processed = +17%
Credit Card Transactions Processed = +97%

Prepaid Card Load Volume = +95%
Prepaid Card Transaction Volume = +143%

And.. Total revenue for the year will exceed 2019 due to the diversity of our payment channels.

OUR ACH MODEL

2019
ACH Revenue %



27%

TARGET CUSTOMER PROFILE

- Consumer Driven
- B2B Payments
- Bill Payments
- Disbursements

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Insurance | Specialized Lending | B2B Billing | Non-Profit

- Recurring Transactions
- Low Attrition
- Need for Advanced Technology

HOW WE MAKE MONEY

ON AVERAGE WE EARN	NET REVENUE PER TRANSACTION	MARGIN
$.70	$.41	60%+

ON A RETURN OR ORIGINATION

OUR PREPAID MODEL


LOGO GOES HERE
debit
JACK DALY

2019
Prepaid Revenue %


9%

Q3 20 Revenue Growth of 225%

TARGET CUSTOMER PROFILE

- SMBs needing expense management, refund disbursement, incentives, per diems, loyalty programs and more
- Entities looking to migrate away from physical checks to virtual payment and funds disbursement mechanisms
- Programs Managers that Fund the Cardholder Acquisition Costs

TARGET VERTICALS & CHARACTERISTICS

Healthcare Utilities Insurance Education Non-Profit Property Management

- Recurring Card Loads
- Recurring Transactions
- Potential for Breakage, Inactivity Fees, Spoilage and more
- Low Risk

HOW WE MAKE MONEY

INTERCHANGE	BREAKAGE	SPOILAGE	MARGIN
1%-2%	2%-4%	40%+	30-40%+
On card spend.	Of cards loaded with $200 or more.	Of value on cards where $20 or less is loaded.	

MERCHANT ACQUIRING

SOFTWARE ENABLED PAYMENTS

There are ~20k SaaS platforms in the US, ~11k are ISVs with approximately ~$1.6tr in potentially addressable payments volume; larger ISVs are addressable as potential PayFacs



~11k with a payments aspect associated
~10k other ISV
~$1.6tr addressable payments volume
Card Not Present
Card Present
$2,000
$1,500
$1,000
$500
$0

"SMB is where the money is at" - Credit Suisse research report, "Payments, Processors & Fintech" - USIO targets ISV's serving the SMB segment of the market.

2019
Merchant Processing Revenue %



64%

Q3 20 Revenue Growth of 14%

USIO's primary target is an ISV or technology provider with between ***$3MM and $30MM in ARR.***

PAYMENT FACILITATION
REVENUE ILLUSTRATION

One Merchant processing
$20k/mo at **2.75%**

Transaction Expenses

2.05%	Issuing Bank
.15%	Card Brands
.05%	Processing Expense
$6,600	2.75% = Gross Revenue to Usio
$1,200	.50% = Net Revenue Split w/ ISV

$50 per merchant/month

$600 per merchant/year

1,000 Merchants processing
$20mm/mo at **2.75%**

Transaction Expenses

2.05%	Issuing Bank
.15%	Card Brands
.05%	Processing Expense
$6.6mm	2.75% = Gross Revenue to Usio
$1.2mm	.50% = Net Revenue Split w/ ISV

$50,000 per month

$600,000 per year

OUTPUT SOLUTIONS

TARGET CUSTOMER PROFILE

- Outsourced solution for document design, print and electronic delivery via US Post and Electronic
- Entities looking to reduce postage cost and increase efficiencies

$13mm

Projected Revenue in 2021

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Government | Financial Institutions

- Print, Mail & Electronic Billing Dependent
- Recurring Transactions
- Increased turnaround time to get paid faster
- Piece level verification with 2D barcodes, cameras and scanners
- USPS post office located inside of our offices!

PROFIT MARGIN BREAKDOWN

PRINT	POSTAGE	ELECTRONIC	MARGIN
15 to 18 cents a document	Avg 1 cent per document	3-5 cents per presentment	14-16%


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

Financials


BANK
CREDIT CARD

usio®

INCOME STATEMENT
HIGHLIGHTS

Annual Revenue 2018
$25.0
MILLION

Annual Revenue 2019
$28.2
MILLION

$5.9
Gross Profit 2019

$5.6
Gross Profit 2018

Adjusted EBITDA*

2019	$(1.7)
2018	$(0.6)

*See non-GAAP reconciliation of Adjusted EBITDA on slide 14

REVENUES BY CATEGORY

	Nine Months Ended			
	September 30, 2020	September 30, 2019	$ Change	% Change
ACH and Complementary Service Revenue	$ 6,080,449	$ 7,029,953	$ (949,504)	-13.51%
Credit Card Revenue	$14,647,445	$12,795,058	$ 1,852,387	14.48%
Prepaid Card Services Revenue	$ 2,141,412	$ 1,008,132	$ 1,133,280	112.41%
Total Revenue	$22,869,306	$20,833,143	$ 2,036,163	9.77%

NON-GAAP
RECONCILIATION

Non-GAAP Reconciliation	Twelve Months Ended		Nine Months Ended	
	31-Dec-19	31-Dec-18	30-Sep-20	30-Sep-19
(Values in Millions)				
Revenues	$ 28.2	$ 25.0	$ 22.9	$ 20.8
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:				
Operating Income (Loss)	$ (5.1)	$ (3.8)	$ (3.1)	$ (3.6)
Depreciation and Amortization	$ 2.0	$ 1.9	$ 1.2	$ 1.5
EBITDA	$ (3.0)	$ (1.9)	$ (1.9)	$ 2.1
Non-cash stock-based compensation expense, net	$ 1.3	$ 1.3	$ 0.9	$ 1.0
Adjusted EBITDA	$ (1.7)	$ (0.6)	$ (1.0)	$ (1.2)

BALANCE SHEET HIGHLIGHTS

USD Millions

Account	9/30/2020	12/31/19	12/31/18
Cash	$ 11.4	$ 2.1	$ 2.2
Restricted Cash & Settlement Funds	$ 40.2	$ 49.4	$ 57.3
Total Assets	$ 60.8	$ 61.6	$ 68.2
Short-term/Long-term Debt	$ 0.8	$ -	$ -
Total Liabilities	$ 45.3	$ 54.0	$ 58.6
Total Equity	$ 15.5	$ 7.6	$ 9.6
Total Liabilities & Stockholder Equity	$ 60.8	$ 61.6	$ 68.2
Additional Information			
Net Loss Carryforward	$ 48.2	$ 48.2	$ 45.3


usio
Nasdaq

NASDAQ: USIO



usio®

INVESTMENT SUMMARY

- Innovative Leader in the Fast-Growing FinTech space
- Synergistic Multi-Channel Product Portfolio
  - ACH
  - Prepaid Card Issuing
  - Merchant Processing
  - Electronic Bill Presentment & Payment
  - Print and Mail
- On Pace for Record Revenues
- Consolidator in a Consolidating Industry
- Debt Free
- Strong Balance Sheet: $11MM + Cash at 9/30/20


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Investor Presentation

usio.com

USIO
Nasdaq Listed